                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             -----------------------

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 17, 2002
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                        MGI PROPERTIES LIQUIDATING TRUST
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             (Exact name of registrant as specified in its charter)

    Massachusetts                      1-6833                   04-3532592
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(State or other jurisdiction        (Commission              (IRS Employer
     of incorporation)              File Number)          Identification No.)

                   P.O. Box 1186, Boston, Massachusetts 02103
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                    (Address of Principal Executive Offices)

Registrant's telephone number, including area code:   N/A
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Item 5.     Other Events.
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            On September 17, 2002,  MGI  Properties  Liquidating  Trust sent its final mailing to unit holders.  Reference is made to the final mailing, which is incorporated herein by reference and is attached hereto as Exhibit 99.1.

Item 7.     Financial Statements, Pro Forma Financial Information and
            Exhibits.
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      (c)   Exhibits
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            Exhibit No.                   Exhibit
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              99.1           Final Mailing dated September 17, 2002.

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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the  Registrant  has duly  caused  this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         MGI PROPERTIES LIQUIDATING TRUST
                                         --------------------------------
                                         (Registrant)

Dated: September 17, 2002                By: /s/ W. Pearce Coues
                                             ----------------------------------
                                             Name: W. Pearce Coues
                                             Title: Chairman

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                                  EXHIBIT INDEX

99.1                    Final Mailing dated September 17, 2002.